UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2011 (August 15, 2011)

0-16211

(Commission File Number)

DENTSPLY International Inc.

(Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 15, 2011, DENTSPLY International Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) with the Securities and Exchange Commission.  The Initial Filing contained the audited consolidated statements of financial position of Astra Tech AB (“Astra Tech”) as of December 31, 2010 and 2009 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2010 (the “Audited Financial Statements”), including the audit report of KPMG AB thereon.  The Initial Filing also included the unaudited consolidated statements of financial position of Astra Tech as of June 30, 2011 and December 31, 2010 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows for each of the six month periods ended June 30, 2011 and 2010 (the “Unaudited Financial Statements”).  This Current Report on Form 8-K/A is being filed to (i) correct a typographical error in the audit report of KPMG AB contained in the Initial Filing, (ii) include a note in the Audited Financial Statements that the consolidated statement of financial position as of January 1, 2009 contained therein, together with the related footnotes, is unaudited and (iii) correct a typographical error in the unaudited consolidated statement of financial position contained in the Unaudited Financial Statements.  Items 8.01 and 9.01 of the Initial Filing are hereby amended and restated as follows.

Item 8.01 - Other Events

On June 22, 2011, DENTSPLY International Inc. (the “Company”) announced that it had entered into an agreement dated as of June 21, 2011 with Astra Tech International AB relating to the acquisition (the “Acquisition”) by the Company of the entire issued share capital of Astra Tech for $1.785 billion.  Astra Tech is indirectly owned by AstraZeneca PLC.

Furnished as Exhibit 99.1 and incorporated herein by reference are the audited consolidated statements of financial position of Astra Tech as of December 31, 2010 and 2009 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2010.

Furnished as Exhibit 99.2 and incorporated herein by reference are the unaudited consolidated statements of financial position of Astra Tech as of June 30, 2011 and December 31, 2010 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows for each of the six month periods ended June 30, 2011 and 2010.

Furnished as Exhibit 99.3 and incorporated herein by reference are the unaudited pro forma combined financial statements of the Company for the year ended December 31, 2010 and as of and for the six months ended June 30, 2011. The pro forma combined financial statements give pro forma effect to the pending Acquisition and certain related financing transactions as if the Acquisition and related financing transactions had occurred on the first day of the earliest period presented in the case of the pro forma combined statements of operations and as of the balance sheet date in the case of the pro forma combined balance sheet. The pro forma combined financial statements are derived from the historical financial statements of the Company and Astra Tech. The pro forma combined financial statements, which have been prepared in connection with the proposed financing transactions, are preliminary and reflect a number of assumptions, including, among others, that the Acquisition and the proposed financing transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from the Company’s current expectations.

Item 9.01 - Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

23.1	Consent of KPMG AB.
99.1

Audited consolidated statements of financial position of Astra Tech AB as of December 31, 2010 and 2009 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2010

99.2

Unaudited consolidated statements of financial position of Astra Tech AB as of June 30, 2011 and December 31, 2010 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows for each of the six month periods ended June 30, 2011 and 2010.

99.3	Unaudited Pro Forma Combined Financial Statements of the Company. (1)

(1)           Incorporated by reference to the Current Report on Form 8-K of the Company, dated August 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY International Inc.

	By:	/s/ Deborah M. Rasin
Deborah M. Rasin
Vice President, Secretary & General Counsel
Date: August 17, 2011